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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): November 22, 2002

COMMISSION FILE NUMBER 333-91845

CHARLES RIVER LABORATORIES, INC.
(Exact Name of Registrant as specified in Its Charter)

DELAWARE (State of Incorporation)	76-0509980 (I.R.S. Employer Identification No.)
251 BALLARDVALE STREET, WILMINGTON, MASSACHUSETTS 01887 (Address of Principal Executive Offices) (Zip Code)

978-658-6000
(Registrant's telephone number, including area code)

ITEM 9. REGULATION FD DISCLOSURE

        On November 22, 2002, the Registrant posted to its company website an updated investor presentation, a copy of which is filed herewith as Exhibit 99.1.

EXHIBIT 99.1

        Investor Presentation

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, we have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARLES RIVER LABORATORIES, INC.
Dated: November 26, 2002	By:	/s/ DENNIS R. SHAUGHNESSY Dennis R. Shaughnessy Sr. Vice President, Corporate Development, General Counsel and Secretary

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ITEM 9. REGULATION FD DISCLOSURE
SIGNATURES